Subsequent events	12 Months Ended
Dec. 31, 2013
Subsequent events
Subsequent events

20.          Subsequent events

On January 1, 2014, 3,750,000 options were granted to certain senior executives with an exercise price of US$0.01. These options will vest over a four year period with 6.25% of the awards vesting on a quarterly basis.

On February 27, 2014, the Company entered into an US$300 million revolving credit facility agreement with Baidu, Inc.. The agreement has a term of three years and any drawdown bears interest at a rate of 90% of the benchmark lending rate published by the People’s Bank of China and shall be repaid within three years from the drawdown date. The Company has the option to repay its outstanding debt obligation at maturity by cash or by issuance of its Class B ordinary shares. The applicable share conversion price will be determined by the prevailing share price at the maturity date.